UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

 Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

COMMAND CENTER, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMAND CENTER, INC.
3609 S. Wadsworth Boulevard, Suite 250
Lakewood, Colorado 80235
Telephone: 866-464-5844

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
July 5, 2018

Fellow Command Center Shareholders:

The Annual Meeting of Shareholders, or the Annual Meeting, of Command Center, Inc., a Washington corporation, will be held at Woolley’s Classic Suites, 16450 East 40th Circle, Aurora, CO 80011, on Thursday, July 5, 2018, at 3:30 p.m. Mountain Daylight Time for the following purposes:

1.
to elect seven directors to serve until the next annual meeting of shareholders, or until their respective successors are elected and qualified;
2.
to ratify the selection of EKS&H LLLP as the Company’s independent auditors for the fiscal year ending December 28, 2018;
3.
to approve, on a non-binding advisory vote, the compensation paid to the Company’s Named Executive Officers as disclosed in the attached Proxy Statement (commonly known as “Say-on-Pay”); and
4.
to transact such other business as may properly come before the meeting.

Whether or not you will attend the meeting, we hope that your shares are represented and voted. In advance of the Annual Meeting on July 5, 2018, please cast your vote through the Internet, by telephone or by mail as described in your proxy card. Instructions on how to vote are found in the section entitled How to Cast Your Vote on page 4.

Only shareholders of record at the close of business on May 7, 2018, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Interested parties are encouraged to visit the Company’s website at www.commandonline.com for additional information.

By Order of the Board of Directors,

/s/ Brendan Simaytis
Brendan Simaytis, Secretary

Lakewood, Colorado
May 24, 2018

REVIEW THE PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
VIA THE INTERNET Visit the website provided on your proxy card, voting instruction form, or notice.

BY TELEPHONE Call the telephone number on your proxy card, voting instruction form, or notice.

BY MAIL Sign, date, and return the enclosed proxy card or voting instruction form.

IN PERSON Attend the Annual Meeting. Please note that if you hold your shares through a bank or broker, you must obtain a “legal proxy” from your bank or broker to vote your shares at the meeting.

This Notice of Annual Meeting, the Proxy Statement, and the Annual Report are or will be available at www.proxyvote.com.

COMMAND CENTER, INC.

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
to be held: July 5, 2018

Table of Contents

Proxy Summary	3
VOTING AT THE ANNUAL MEETING	4
Voting matters and board recommendations	5
General Information	6
PROPOSAL 1—ELECTION OF DIRECTORS	8
PROPOSAL 2—RATIFICATION OF SELECTION OF EKS&H LLLP	21
PROPOSAL 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	24
OTHER MATTERS	33
Security Ownership of Certain Beneficial Owners and Management	33
SHAREHOLDER PROPOSALS, HOUSEHOLDING AND OTHER MATTERS	35

COMMAND CENTER, INC.

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
to be held
July 5, 2018

Our Board of Directors is soliciting proxies from our shareholders to vote their shares of common stock at the Command Center, Inc. Annual Meeting of Shareholders to be held on July 5, 2018, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof. Command Center, Inc. is referred to in this document as “we,” “us,” “our,” and the “Company.”

The cost of this solicitation of proxies will be borne by the Company. Solicitations may be made by personal interview, mail, telephone, facsimile, email, other electronic channels of communication, or otherwise by directors, officers, and other employees of the Company, but the Company will not compensate its directors, officers, or other employees for these services other than their normal compensation. The Company will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. The Company will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners.

Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or any one of our other officers or by filing a later dated written proxy with one of our officers. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a later dated proxy is delivered to an officer before the revoked or superseded proxy is used at the Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders, but which lack specific instruction with respect to any proposal, will be voted in favor of the number and slate of directors proposed by the Board of Directors and listed herein, for the say-on-pay approval, and for the ratification of our independent registered accounting firm.

The presence at the Annual Meeting in person or by proxy of the holders of a majority of our outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a “non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum but shall otherwise not be deemed to have been voted on such matter. As a result, an abstention on any proposal will have no effect on the outcome of any proposal.

The mailing address of the principal executive office of Command Center is 3609 South Wadsworth Boulevard, Suite 250, Lakewood, CO 80235. We expect that the Notice and Access cards detailing the availability of this Proxy Statement, the related Form of Proxy, and Notice of Annual Meeting will first be mailed to shareholders on or about May 25, 2018.

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Proxy Summary

Below is a summary of the information included in this Proxy Statement. Please refer to the complete Proxy Statement for full information before you vote.

Meeting Information

Time:
3:30 p.m. Mountain Daylight Time
Date:
July 5, 2018
Place:
Woolley’s Classic Suites – 16450 East 40th Circle, Aurora, CO 80011
Record Date:
May 7, 2018

Voting Eligibility: Shareholders as of the record date are entitled to vote, and each share of common stock is entitled to one vote on all matters to be voted on. As of the record date for the Annual Meeting, there were 4,971,211 shares of common stock outstanding and expected to be entitled to vote at the Annual Meeting. There are no other securities outstanding and entitled to vote at the Annual Meeting.

Admission: Only shareholders and authorized guests may attend the meeting and all attendees will be required to show a valid form of ID (such as a government-issued form of photo identification). If you hold your shares in street name (i.e., through a bank or broker), you must also provide proof of share ownership, such as a letter from your bank or broker or a recent brokerage statement, and you must show a valid form of ID (such as a government-issued form of photo identification).

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VOTING AT THE ANNUAL MEETING

General. The close of business on May 7, 2018, has been fixed as the record date for determination of the shareholders entitled to notice of, and right to vote at the Annual Meeting, or the Record Date. As of the Record Date, there were issued and outstanding 4,971,211 shares of common stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. The affirmative vote of a plurality of the votes cast is required for the election of each of the nominees. All other actions proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of common stock casting votes at the Annual Meeting, provided a quorum is present at the meeting in person or by proxy.

Availability of Proxy Materials and Voting.  On or about May 25, 2018, we will mail the Notice and Access cards detailing the availability of all proxy materials to all of our shareholders. You may also find all proxy materials at www.proxyvote.com. The Proxy Statement contains instructions about how to access our proxy materials and vote online or by telephone. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

Voting. Even if you plan to attend the Annual Meeting in person on July 5, 2018, please vote as soon as possible.

HOW TO CAST YOUR VOTE

YOUR VOTE IS IMPORTANT! Please cast your vote using the enclosed proxy card today.

●
Shareholders of record, who hold shares registered in their own name, can vote by signing, dating and returning the enclosed proxy card in the postage-paid return envelope, or by telephone or via the Internet, following the easy instructions shown on the enclosed proxy card.

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Beneficial owners, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the enclosed voting instruction form, or by following the instructions for voting via telephone or the Internet, as provided by the bank, broker or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all your shares.

●
If you are a shareholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, please cast your vote as soon as possible by using the proxy card.

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VOTING MATTERS AND BOARD RECOMMENDATIONS

Shareholders are being asked to vote on the following matters at the Annual Meeting:

Proposal	Recommendation
PROPOSAL 1: Election of Directors
This proposal is for the election of seven director nominees; Steven Bathgate, Richard K. Coleman, Jr., Lawrence F. Hagenbuch, R. Rimmy Malhotra, Steven P. Oman, JD Smith and Galen Vetter. The Board believes that each of the nominees’ knowledge, skills, and abilities will positively contribute to the functioning of the Board as a whole. Accordingly, your proxy holder will vote your shares FOR the election of the Board’s nominees unless you instruct otherwise.
FOR Each Nominee

PROPOSAL 2: Ratification of the Appointment of Independent Registered Accounting Firm
EKS&H LLLP has been appointed as the Company’s independent registered public accounting firm. The Audit Committee and the Board believe that retention of the firm is in the best interests of the Company and its shareholders. Accordingly, your proxy holder will vote your shares FOR the ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm unless you instruct otherwise.
FOR

PROPOSAL 3: Advisory Approval of Executive Compensation
The Say-on-Pay Proposal is to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended December 29, 2017. The Company has designed its compensation programs to reward and motivate employees to continue to enhance shareholder value of the Company. The Compensation Committee and the Board of Directors take shareholder views seriously and will take into account the advisory vote in future executive compensation decisions. Accordingly, your proxy holder will vote your shares FOR the approval of the executive compensation paid to our Named Executive Officers unless you instruct otherwise.
FOR

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GENERAL INFORMATION

Record Date. Shareholders of record at the close of business on May 7, 2018, are entitled to vote at the Annual Meeting. On May 7, 2018, the Company had 4,971,211 shares of common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote.

Availability of Proxy Materials. On or about May 25, 2018, we will mail the Notice and Access cards detailing the availability of all proxy materials to all of our shareholders. You may also find all proxy materials at www.proxyvote.com. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of the common stock as of the record date and will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that they incur as a result of forwarding the proxy materials. Your cooperation in promptly voting your shares and submitting your proxy will help avoid additional expense.

Shareholders of Record and Beneficial Owners. Shareholders whose shares are registered directly in their name with Command Center’s transfer agent, Continental Stock Transfer and Trust Company, are considered, with respect to those shares, shareholders of record. Each shareholder of record will receive a Notice and Access card regarding his Proxy Statement, the 2017 Annual Report and the proxy card directly from the Company.

Shareholders whose shares are held in a brokerage account or by a bank or other nominee, are considered the beneficial owner of those shares of common stock. The Proxy Statement and the 2017 Annual Report will be forwarded to beneficial owners by their respective broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the proxy materials.

Revocation of Proxies. A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting:

–
by timely executing and returning, by Internet, mail, or in person at the Annual Meeting, a proxy bearing a later date; or
–
by giving written notice of revocation to the Secretary of the Company at 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235, prior to the Annual Meeting; or
–
by attending the Annual Meeting and voting in person.

A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy. Your right to revoke your proxy is not limited by or subject to compliance with a specified formal procedure, but you should follow one of the methods listed above so that the number of shares represented by proxy can be recomputed. Attendance at the meeting, in and of itself, will not constitute a revocation of a proxy.

Inspector of Elections. Proxies and ballots will be received and tabulated by Cory Smith, our inspector of elections for the Annual Meeting.

Quorum. A quorum is necessary to hold a valid meeting. If shareholders entitled to cast at least a majority of all the votes entitled to be cast at the Annual Meeting are present in person or by proxy, a quorum will exist. Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given for that matter and for which the broker does not have discretionary voting authority for that matter, or Broker Non-Votes, will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

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Effect of Abstentions, Voting Requirements, Withheld Votes and Broker Non-Votes. Voting for director nominees is by plurality. That means that the seven nominees who receive the most votes will be elected. Approval of the independent registered accounting firm requires the affirmative vote of a majority of shares cast at the Annual Meeting, assuming a quorum is present. That means that the shares voted “for” a proposal must exceed the numbers voted “against” that proposal. Because the “say-on-pay” proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. Abstentions and broker non-votes, if any, will not have any impact on this advisory vote. The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote “for” nor “against” a nominee or proposal and will have no effect on the outcome of the vote. The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

Broker Non-Votes (shares held by brokers or custodians for the accounts of others as to which voting instructions have not been given) will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted through the voting instruction form sent to you by your broker.

If you wish to vote the shares you own beneficially through a broker or custodian at the Annual Meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a “legal proxy” your shares are referred to as “uninstructed shares.” Brokers may exercise discretion to vote uninstructed shares as to which instructions are not given only with respect to Proposal No. 2 regarding the ratification of the selection of the independent registered accounting firm. Brokers and custodians can no longer vote uninstructed shares on your behalf in director elections or advisory votes on executive compensation. For your vote to be counted, you must submit your voting instruction form to your broker or custodian. The following table shows how abstentions and Broker Non-Votes will be treated with respect to each voting matter:

Proposal Number	Item	Votes Required for Approval	Abstentions	Uninstructed Shares / Broker Non-Votes
1	Election of Directors	Plurality of votes cast	Not counted	Not counted
2	Ratification of Independent Auditors	Majority of votes cast	Not counted	Discretionary vote
3	Advisory vote on Executive Compensation	Majority of votes cast	Not counted	Not counted

Required Vote for Proposals to Pass.

Proposal No. 1—Election of Directors: Our Board of Directors recommends a vote FOR each of the Board’s seven Director nominees. The affirmative vote of a plurality of the votes cast is required for the election of each of the nominees. Withheld votes or Broker Non-Votes with respect to this proposal will have no effect on this vote.

Proposal No. 2—Ratification of the Selection of our Independent Registered Public Accounting Firm: The affirmative vote of the holders of a majority of shares cast is required to ratify our selection of EKS&H LLLP as our independent registered public accounting firm for the year ending December 28, 2018. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted and will have no effect on this vote. Because Proposal No. 2 is a routine proposal, if you do not give instructions to your broker or other nominee, your broker or other nominee will be able to vote your shares for Proposal No. 2 using his or her discretion.

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Proposal No. 3—Say-on-Pay: Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and Broker Non-Votes, if any, will not have any impact on this advisory vote.

No Cumulative Voting. Shareholders may not cumulate votes in the election of directors, which means that each shareholder may vote only the number of shares he or she owns for a single director candidate.

Discretionary Authority. If any nominee for director is unable to serve or for good cause will not serve, or if any matters not specified in this proxy statement come before the meeting, eligible shares will be voted as specified by the named proxies pursuant to discretionary authority granted in the proxy. At the time this proxy statement was printed, the Board of Directors was not aware of any other matters to be voted on.

Solicitation of Proxies. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. We will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies we solicit. Proxies will be solicited by mail and may also be solicited by directors, officers and employees in person. We agreed to reimburse Mr. Ephraim Fields and affiliates in an amount not to exceed $100,000 for their actual out-of-pocket expenses incurred in connection with their nomination of director candidates and related matters. As of May 7, 2018, the amount incurred has not been identified or paid. Please see the section entitled “Settlement Agreement with Mr. Ephraim Fields and Appointment of Mr. Hagenbuch to the Board” below for more information.

Executive Offices. The principal executive office of the Company is located at 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235. The mailing address of the principal executive office is also 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235. The telephone number for principal executive office of the Company is (866) 464-5844.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors believes that the nominees’ knowledge, skills, and abilities would positively contribute to the function of the Board as a whole. Accordingly, we strongly recommend that you vote your shares FOR the election of the Board’s nominees named below. The Board of Directors knows of no reason why its nominees will be unable to accept election or unwilling to serve as a director. However, if a nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

Under the current Bylaws of the Company, the proposed term of office for which each nominee will be elected is until the next annual meeting of shareholders or until his successor shall have been elected and shall have qualified.

The affirmative vote of a plurality of votes cast is required for the election of each of the director nominees.

Our Board of Directors currently consists of eight directors. Seven of our current directors have been nominated by the Board for election to a new term at this Annual Meeting:

Name	Position with the Company	Director since
JD Smith, age 47	Chairman of the Board	2012
Steven Bathgate, age 63	Director	2016
Richard K. Coleman, Jr., age 61	Chief Executive Officer, President and Director	2018
Lawrence F. Hagenbuch, age 51	Director	2018
R. Rimmy Malhotra, age 41	Director	2016
Steven P. Oman, age 69	Director	2018
Galen Vetter, age 66	Director	2018

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Settlement Agreement with Mr. Ephraim Fields and Appointment of Mr. Hagenbuch to the Board

On March 2, 2017 and September 4, 2017, we received notice from Ephraim Fields of his intention to nominate an alternate slate of directors for election to the Board at the Annual Meeting and solicit proxies from shareholders in support of their nominees. On November 29, 2017, Mr. Fields and his affiliates filed a preliminary proxy statement nominating Messrs. Keith Rosenbloom, Lawrence F. Hagenbuch, Randall Bort and Sean Gelston in opposition to the slate of nominees proposed by us on November 24, 2017.

On April 16, 2018, we entered into a settlement agreement with Ephraim Fields, Echo Lake Capital, Keith Rosenbloom, Lawrence F. Hagenbuch, Randall Bort, and Sean Gelston to settle the proxy contest pertaining to the election of directors to our Board of Directors. Pursuant to the settlement agreement, the Board appointed Mr. Hagenbuch to the Board effective April 16, 2018 and agreed to nominate Mr. Hagenbuch for election to the Board at the Annual Meeting. If Mr. Hagenbuch is unable to serve on the Board by reason of death or disability or resigns from the Board, Mr. Fields is entitled to designate a reasonably qualified replacement director.

Pursuant to the settlement agreement, Mr. Fields has withdrawn his nomination of the other candidates for election to the Board at the Annual Meeting and agreed to immediately cease all efforts related to his own proxy solicitation. Mr. Fields has also agreed to vote all shares of common stock beneficially owned by him in favor of the Board’s director nominees at the Annual Meeting. In addition, Mr. Fields has also agreed to certain normal and customary standstill provisions, which expire on the date of the earlier of either a breach of any of our commitments or obligations set forth in the settlement agreement that has not been cured within five business days after notice to us or the date that is 30 days prior to the first date that a shareholder may properly notify us that it intends to submit a shareholder proposal under Rule 14a-8 or nominate a candidate for election as director at the 2019 annual meeting.

We agreed to reimburse Mr. Fields and affiliates in an amount not to exceed $100,000 for their actual out-of-pocket expenses incurred in connection with their nomination of director candidates and related matters. Additionally, we incurred approximately $356,000 in costs associated with the now-settled proxy contest, including attorneys’ fees, public relations, solicitors’ fees and other costs incidental to the solicitation.

The foregoing is not a complete description of the terms of the settlement agreement. For a further description of the terms of the settlement agreement, including a copy of the settlement agreement, please see our Current Report on Form 8-K that we filed with the SEC on April 17, 2018.

Nominees’ Biographies and Qualifications

Seven directors will be elected at the Annual Meeting, each to serve a one-year term until the next annual meeting of shareholders, and thereafter until each director’s successor is elected and qualified or until his earlier resignation, removal from office, or death. The names of the directors who are our nominees at this Annual Meeting, their principal occupations or employment and other qualifications, are hereinafter set forth:

JD Smith, age 47, has been a member of our Board of Directors since December 10, 2012, and currently serves as Chairman. Mr. Smith has worked in real estate investment, construction and development since 1982. Currently, Mr. Smith is the owner of Real Estate Investment Consultants, LLC, a turnkey investment service firm serving all sectors of real estate and investment and development businesses. He also serves on the Board of Directors of iCoreConnect Inc., a publicly-held New York based company and provider of comprehensive healthcare communications solutions. From 2008 until 2012 he was Director of Development for CP Financial, a venture capital firm based in Scottsdale, Arizona. From 1993 until 2008 he developed over two dozen projects in the Phoenix Metro Area, acting through his companies JD Investments, Inc., The High Sonoran Group, Inc., and JD Smith Development, LLC. In 1990 he formed his first operating company to buy and maintain residential rental properties and obtained his real estate license. In 1993 he graduated from Arizona State University with a Bachelor of Science degree in Real Estate.

Steven Bathgate, age 63, was appointed to our Board of Directors in April 2016. He has over 35 years of security industry experience, particularly with microcap companies. In 1995 he founded GVC Capital LLC and he is the Senior Managing Partner of that firm. GVC Capital is an investment banking firm located in Denver, Colorado, focusing primarily on providing comprehensive investment banking services to undervalued microcap companies.  Prior to founding GVC Capital, Previously, Mr. Bathgate has served as CEO of securities firm Cohig & Associates in Denver and as Managing Partner, Equity Trading, at Wall Street West. He was a director for Global Healthcare REIT from June 2012 to January 2016. Mr. Bathgate received a Bachelor of Science in Finance from the University of Colorado.

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Richard K. Coleman, Jr., 61, was appointed as our President, Chief Executive Officer, and Director on April 1, 2018. Mr. Coleman has deep experience serving in senior executive positions and on various public company boards, and has gained extensive expertise in business development and operations. He is also currently Chairman of Hudson Global Inc., a global talent solutions company, and has been a director of Hudson since May 2014. Previously, Mr. Coleman served as Principal Executive Officer of Crossroads Systems, Inc., a global provider of data archive solutions, from August 2017 to March 2018, and as the company’s President and CEO from May 2013 to July 2017. Mr. Coleman has served in a variety of senior operational roles, including CEO of Vroom Technologies, Inc., Chief Operating Officer of MetroNet Communications, and President of US West Long Distance. He also has held significant officer-level positions with Frontier Communications, Centex Telemanagement, and Sprint Communications. He formerly served as a director of: Ciber, Inc. from April 2014 to December 2017, a leading global information technology company; Crossroads Systems, Inc. from April 2013 to July 2017, a global provider of data archive solutions; NTS, Inc. from December 2012 to June 2014, a broadband services and telecommunications company; Aetrium Incorporated from January 2013 to April 2014, a recognized world leader in the global semiconductor industry; and On Track Innovations Ltd. From December 2012 to April 2014, one of the pioneers of cashless payment technology. Mr. Coleman has served as an Adjunct Professor of Leadership and Management for Regis University, and is a guest lecturer on leadership and ethics for Denver University. Mr. Coleman has a Master of Business Administration degree from Golden Gate University and is a graduate of the United States Air Force Communications System Officer School. He has a Bachelor of Science degree from the United States Air Force Academy and has also completed leadership, technology, and marketing programs at Kansas University, UCLA, and Harvard Business School.

Lawrence F. Hagenbuch, age 51, was appointed to our Board of Directors in April 2018. He brings extensive operations and board experience to Command Center, along with expertise in the creation of innovative marketing and planning strategies. Mr. Hagenbuch is currently the Chief Operating Officer and Chief Financial Officer for J. Hilburn, Inc., a custom clothier for men.  Mr. Hagenbuch has been with J. Hilburn since May 2010.  Mr. Hagenbuch served on the board of directors and the audit and compensation committees of the publicly traded firm Remy International from 2008 until the sale of the company in 2015.  He currently serves on the board of directors of the publicly traded company Arotech Corp. Mr. Hagenbuch has served in senior management positions for Suntx Capital partners, Alix Partners, GE / GE capital, and American National Can.  Mr. Hagenbuch began his professional career in the United States Navy. Mr. Hagenbuch earned an undergraduate in engineering degree from Vanderbilt University on a full Navy ROTC scholarship.  He later earned an MBA from the Wharton School of the University of Pennsylvania.  Mr. Hagenbuch currently serves as a founding board member of the veteran’s service charity, Soldiers Who Salsa.

R. Rimmy Malhotra, age 41, was appointed to our Board of Directors on April 6, 2016. From 2013 to the present, Mr. Malhotra has served as the Managing Member and Portfolio Manager for the Nicoya Fund LP, a private investment partnership. Previously, from 2008-2013 he served as portfolio manager of the Gratio Values Fund, a mutual fund registered under the Investment Act of 1940. Prior to this, he was an investment analyst at a New York based hedge fund. He earned an MBA in Finance from The Wharton School and a Master’s degree in International Relations from the University of Pennsylvania where he was a Lauder Fellow. Mr. Malhotra holds undergraduate degrees in Computer Science and Economics from Johns Hopkins University.

Steven P. Oman, age 69, was appointed to our Board of Directors in March 2018. He is currently a partner in the law firm Provident Law, PLLC, located in Scottsdale, Arizona, and has held this position since June of 2015. Mr. Oman has been a practicing attorney for over 40 years, primarily in areas of business, real estate and estate planning. Prior to his work at Provident Law, he was a sole practitioner for many years in Scottsdale, Arizona, for the Law Office of Steven P. Oman. Since December 15, 2016, Mr. Oman has also served as a director, president and CEO of Alanco Technologies, Inc., a publicly-held company that provided various services and products over the years, including satellite-based technology, but which most recently focused on water disposal facilities receiving and disposing of produced water generated from oil and natural gas production. Mr. Oman received his Bachelor of Mechanical Engineering degree in 1970 from the University of Minnesota, Institute of Technology, and his J.D. from William Mitchell College of Law, St. Paul, Minnesota in 1975. Mr. Oman is a member of the State Bar of Arizona and the Maricopa County Bar Association.

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Galen Vetter, age 66, was appointed to our Board of Directors in April 2018. He brings significant senior executive management and board experience to Command Center, along with accounting and financial expertise. Mr. Vetter served as president of Rust Consulting, Inc. from December 2008 to May 2012, as global chief financial officer of Franklin Templeton Investment Funds from April 2004 to November 2008 and in numerous roles at RSM LLP from June 1973 to March 2004. Since January 2009 Mr. Vetter has served as a member on the Advisory Board of Directors of Land O’Lakes, Inc. Since 2013 he has served as a director of ATRM Holdings, Inc. and Alerus Financial, Inc. Mr. Vetter is a licensed certified public accountant (inactive). He is also a member of the National Association of Corporate Directors, including being Board Leadership Fellow certified. He received his Bachelor of Science degree from the University of Northern Iowa.  Mr. Vetter has had extensive exposure to the analysis of financial statements and financial reporting matters and qualifies as an “audit committee financial expert” under SEC guidelines.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL SEVEN NOMINEES FOR THE BOARD OF DIRECTORS.

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CORPORATE GOVERNANCE

Our corporate governance documents described below are available on our website at www.commandonline.com.

Meetings and Committees of the Board of Directors

The Board of Directors

Our Board of Directors currently consists of eight directors. On April 16, 2018, we temporarily expanded the number of directors on our Board from seven to eight. We expect that the size of the Board will return to seven directors on the date of our Annual Meeting and for that reason we have nominated seven candidates for election. Our Board is now composed of seven outside directors and Richard K. Coleman, Jr., President and Chief Executive Officer of the Company.

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his duties and to attend all Board, committee and shareholders’ meetings. Meetings and actions of the Board include regular meetings, special meetings and actions by unanimous written consent.

During 2017, our Board held 12 meetings and acted by unanimous written consent on four additional occasions. Each member attended at least 75% of the meetings of the Board and committees on which he served during his or her term of office. Absent unusual circumstances, Directors are expected to attend the Company’s meetings of stockholders, either in person or telephonically. All of our then-serving directors attended our last annual meeting of stockholders in November 2016.

Committees of the Board of Directors

Our Board of Directors has established three standing committees and two special committees to facilitate and assist the Board in the execution of its responsibilities. The committees are the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Strategic Alternatives Committee and the Executive Committee. The composition and function of each of our committees complies with the rules of the SEC that are currently applicable to us and we intend to comply with additional exchange listing requirements to the extent that they become applicable to us in the future. The Board has also adopted charters for the Audit Committee, Compensation Committee, Nominating and Governance Committee and the Executive Committee. Charters for these committees are available on our website at www.commandonline.com. The charter of each committee is also available in print to any stockholder upon request at no charge. Requests should be directed to Secretary, Command Center, Inc., 3609 S. Wadsworth Blvd., Suite 250, Lakewood CO 80235. The table below shows current membership for each of the standing Board committees and the special Board committee.

Audit Committee	Compensation Committee	Nominating and Governance Committee	Strategic Alternatives Committee	Executive Committee
Galen Vetter (Chair)	John Schneller (Chair)	JD Smith (Chair)	R. Rimmy Malhotra (Chair)	JD Smith (Chair)
Steven Bathgate	R. Rimmy Malhotra	Steven Bathgate	Steven Bathgate	R. Rimmy Malhotra
R. Rimmy Malhotra	JD Smith	R. Rimmy Malhotra	John Schneller	Steven P. Oman
Steven P. Oman			JD Smith
JD Smith

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The Committees are described in further detail below:

Audit Committee. Galen Vetter (Chairman), Steven Bathgate, R. Rimmy Malhotra, Steven P. Oman, and JD Smith currently serve on the Audit Committee. During 2017, John Stewart served as the Chairman and Richard Finlay and R. Rimmy Malhotra served as members of the Audit Committee. The Audit Committee held four meetings in 2017 and reviewed our quarterly filings and our annual filing and audit. Additional discussions among committee members outside of meetings were held to discuss the audit process and the preparation and review the consolidated financial statements.

Our Board of Directors has determined that R. Rimmy Malhotra and Galen Vetter qualify as “audit committee financial experts” as defined under the Securities Exchange Act of 1934 and the applicable rules of the Nasdaq Capital Market. All the members of the Audit Committee are financially literate pursuant to the Nasdaq Listing Rules. Each of the members of the Audit Committee met and meets the independence standards for independent directors under the Nasdaq Listing Rules.

The Audit Committee’s responsibilities include:

●
appointing, determining funding for, evaluating, and replacing of, and assessing the independence of our independent registered public accounting firm;
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reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
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coordinating the oversight and reviewing the adequacy of our internal controls over financial reporting;
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establishing policies and procedures for the receipt and retention of accounting related complaints and concerns;
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preparing the audit committee report required by Securities and Exchange Commission rules to be included in our annual proxy statement; and
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monitoring compliance with our Code of Ethics.

For the fiscal year ended December 29, 2017, the audit of our financial statements was reviewed by the Board of Directors and the Audit Committee. The Company’s auditors also held a teleconference with the Audit Committee. During the telephone conference, the Audit Committee reviewed and discussed with the auditors, among other things:

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the status of any significant issues arising during the quarterly reviews and annual audit of the Company’s financial statements;
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the Company’s annual audit plan for 2017 and the internal and external staffing resources necessary to carry out the Company’s audit plans;
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the Company’s significant accounting policies and estimates;
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the Company’s progress toward documenting internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002;
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the impact of new accounting pronouncements;
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current tax matters affecting the Company; and
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the Company’s management information systems.

Policy on Audit Committee Pre-Approval Procedures

The Audit Committee will pre-approve all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of the independent accountants with respect to such services. The Company’s independent accountants may be engaged to provide non-audit services only after the Audit Committee has first considered the proposed engagement and has determined in each instance that the proposed services are not prohibited by applicable regulations, and that the accountants’ independence will not be materially impaired as a result of having provided such services. In making this determination, the Audit Committee takes into consideration whether a reasonable investor, knowing all relevant facts and circumstances would conclude that the accountants’ exercise of objective and impartial judgment on all issues encompassed within the accountants’ engagement would be materially impaired. The Audit Committee may delegate its approval authority to pre-approve services provided by the independent accountants to one or more of the members of the Audit Committee, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

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Compensation Committee. John Schneller (Chairman), R. Rimmy Malhotra and JD Smith currently serve on the Compensation Committee. The Compensation Committee met on six occasions in 2017. The Compensation Committee is comprised of three independent directors. The independent directors have been determined by the Board to be independent pursuant to Rule 10A-3 of the Exchange Act and the Nasdaq Listing Rules.

The Compensation Committee oversees our executive compensation program, establishes our compensation philosophy and policies, and administers our compensation plans.  The Compensation Committee generally reviews the compensation programs applicable to executive officers on an annual basis.  In setting compensation levels for a particular executive, the Committee takes into consideration the proposed compensation package as a whole and each element individually, as well as the executive's past and expected future contributions to our business.

The Committee has the authority to engage its own independent advisors to assist in carrying out its responsibilities. No such advisors are currently engaged. The Compensation Committee did not use an advisor to assist it in determining executive compensation for our 2017 fiscal year.  Executive management of the Company is actively involved in determining appropriate compensation and making recommendations to the Compensation Committee for its consideration.

Nominating and Governance Committee. JD Smith (Chairman), Steven Bathgate, and R. Rimmy Malhotra currently serve on the Nominating and Governance Committee. The Nominating and Governance Committee met on three occasions in 2017. Each of the members of the Nominating and Governance Committee meets the independence standards for independent directors under the Nasdaq Listing Rules.

The Nominating and Governance Committee Charter grants such Committee the authority to determine the skills and qualifications required of directors and to develop criteria to be considered in selecting potential candidates for Board membership. Neither the Committee nor the Board has established any minimum qualifications for nominees, but the Board does consider the composition of the Board as a whole, the requisite characteristics (including independence, diversity, experience in industry, finance, administration and operations) of each candidate, and the skills and expertise of its current members, while taking into account the overall operating efficiency of the Board and its committees.

The Nominating and Governance Committee’s responsibilities include, but are not limited to:

●
developing and recommending to the Board criteria for Board and committee membership;
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establishing procedures for identifying and evaluating director candidates including nominees recommended by shareholders;
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identifying individuals qualified to become Board members;
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recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees; and
●
overseeing the evaluation of the effectiveness of the organization of the Board, including its committees, and the Board’s performance.

Strategic Alternatives Committee: In February 2017, our Board established the Strategic Alternatives Committee as a special committee and appointed Steven Bathgate, Rimmy Malhotra, JD Smith and John Schneller to serve on the committee. Subsequently, the Strategic Alternatives Committee appointed Rimmy Malhotra as chair. The Committee is empowered to identify and evaluate strategic opportunities available to the Company, which may include a sale, acquisition, or other value maximizing transaction. The Committee has engaged the services of an investment banking firm to assist the Committee in fulfilling this assignment. Each of the members of the Strategic Alternatives Committee meets the independence standards for independent directors under Nasdaq Listing Rules.

Executive Committee: On April 9, 2018, our Board established the Executive Committee as a special committee and appointed JD Smith, R. Rimmy Malhotra and Steven P. Oman to serve on the committee and also adopted a charter for the Executive Committee. As provided in the Charter, the Executive Committee is authorized to exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company prior to the election of directors at the 2018 Annual Meeting. The authority granted is subject to the limitations enumerated in the Charter. The Charter and the authority of the Executive Committee automatically expire immediately following the election of directors at the 2018 Annual Meeting.

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Director Nominations

The Board of Directors nominates directors for election at each annual meeting of stockholders and appoints new directors to fill vacancies when they arise. The Nominating and Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election. The Executive Committee, acting pursuant to the authority granted by the Board of Directors is presently authorized to nominate directors for election at the 2018 Annual Meeting.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives and skills. The Nominating and Governance Committee will select nominees for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. We do not have a formal diversity policy. However, the Nominating and Governance Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, marketing and sales, legal, government affairs, regulatory affairs, business development, technology and in other areas that are relevant to our activities.

The Nominating and Governance Committee believes that nominees for director should have experience, such as those mentioned above, that may be useful to Command Center and the Board of Directors, high personal and professional ethics and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Nominating and Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” as defined by the Nasdaq Listing Rules. The Nominating and Governance Committee also believes it appropriate for key members of our management to participate as members of the Board of Directors. Prior to each annual meeting of stockholders, the Nominating and Governance Committee identifies nominees first by evaluating the current directors whose terms will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Governance Committee determines not to re-nominate the director, a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee or by stockholders.

A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify Command Center’s Secretary in writing and include any supporting material the stockholder considers appropriate. Information to be in the notice includes (i) the name, age, business address and residence address for the nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Company which are owned of record and beneficially by each such nominee (if any), (iv), such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the Exchange Act, (v) the consent of the nominee to being named in the proxy statement as a nominee and to serve as a director if elected, and (vi) as to the proposing stockholder: (A) the name and address of the proposing stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is being made, (B) the class and number of shares of the Company which are owned by the proposing stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the proposing stockholder’s notice, and a representation that the proposing stockholder will notify the Company in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among the proposing stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the proposing stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the proposing stockholder’s notice by, or on behalf of, the proposing stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the proposing stockholder or any of its affiliates or associates with respect to shares of stock of the corporation, and a representation that the proposing stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (E) a representation that the proposing stockholder is a holder of record of shares of the corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (F) a representation whether the proposing stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. Submission of a prospective nominee must comply with the requirements set forth in the Company’s Bylaws.

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Stockholder nominations must be made in accordance with the procedures outlined in, and must include the information required by, our Bylaws and must be addressed to: Secretary, Command Center, Inc., 3609 S. Wadsworth, Suite 250, Lakewood, CO 80235. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Command Center, Inc., 3609 S. Wadsworth, Suite 250, Lakewood, CO 80235. Please include your name and address in the written communication and indicate whether you are a stockholder of Command Center. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or Committee of the Board of Directors based on the subject matter.

Board Leadership Structure

We have separate individuals serving as Chairman of the Board of Directors and as our Principal Executive Officer. Mr. Coleman began serving as our Chief Executive Officer on April 1, 2018 when he succeeded Mr. Frederick Sandford who had been serving in this role from February 2013 to March 2018. As Chief Executive Officer, Mr. Coleman manages the day-to-day affairs of the Company. The Board appointed JD Smith to serve as the Chairman on April 9, 2018. Previously, our independent director, Mr. John Stewart, served as the Chairman from December 2014 to January 2018.

The principal role of the Chairperson of the Board is to manage and to provide leadership to the Board of Directors of the Company. The Chairperson is accountable to the Board and acts as a direct liaison between the Board and the management of the Company, through the Chief Executive Officer. The Chairperson acts as the communicator for Board decisions where appropriate.

The Chairperson is selected by the Board annually from among its members and serves for a period of one year or until his successor is elected. Understanding that separation of the roles of Chairperson and CEO is an important element of strong corporate governance, the Board is committed to appointing a Chairperson who is not also CEO.

Furthermore, the Board believes that the Chairperson should be independent from management and free from any interest and any business or other relationships which could interfere with the Chairperson’s independent judgment other than interests resulting from being a shareholder and Director of the Company. Consequently, the Chairperson should be independent, based upon the standards for determining independence as adopted by the Board in the Corporate Governance Guidelines.

The duties and responsibilities of the Chairperson include the following:

–
To act as a liaison between management and the Board;

–
To provide independent advice and counsel to the CEO;

–
To keep abreast generally of the activities of the Company and management;

–
To ensure that the Directors are properly informed and that sufficient information is provided to the Directors;

–
In concert with the CEO, to develop and set the agendas for meetings of the Board;

–
To act as chair at meetings of the Board;

–
To recommend an annual schedule of the date, time and location of Board and Committee meetings;

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–
To sit on other Committees of the Board where appropriate as determined by the Board;

–
To call special meetings of the Board if and when necessary;

–
In concert with the CEO, to determine the date, time and location of the annual meeting of shareholders and to develop the agenda for the meeting;

–
To recommend to the Board, after consultation with the Directors and management, the appointment of members of the Committees of the Board;

–
To assess and make recommendations to the Board annually regarding the effectiveness of the Board as a whole, the Committees of the Board and individual Directors;

–
To ensure that regularly, upon completion of the ordinary business of a meeting of the Board, the Directors hold discussions without management present; and

–
To perform all duties as set forth in the Bylaws.

The Board believes that this structure is currently serving our Company well, and intends to maintain it where appropriate and practicable in the future. We have had varying board leadership models over our history. In past years, one person filled the positions of Chairperson and Chief Executive Officer. Since December 2014, we have separated these positions. The Board believes that the right structure should be based on the needs and circumstances of our Company, the Board, and our stockholders, and we believe having an independent director lead the Board best serves these interests.

The Board’s Role in Risk Oversight

The Board has a comprehensive enterprise risk management process in which management is responsible for managing the Company’s risks. The Board and its committees provide review and oversight in connection with these efforts. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Purposeful and appropriate risk taking is essential for the Company to be competitive and to achieve its strategic objectives.

The Board implements its risk oversight function both as a whole and through committees, which play a significant role in carrying out risk oversight. The risk oversight responsibility is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include competitive, economic, operational, financial, legal, regulatory, compliance, safety, environmental, and political risks. While the Audit Committee is responsible for oversight of management’s risk management policies, oversight responsibility for particular areas of risk is allocated among the Board committees according to the committee’s area of responsibility as reflected in the committee charters.

In particular:

●
The full Board oversees strategic, financial and execution risks and exposures associated with the annual plan and other current matters that may present material risk to the Company’s operations, plans, prospects or reputation, in addition to acquisitions and executive management succession planning.

●
The Audit Committee oversees risks associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, credit and liquidity matters and compliance with legal and regulatory matters including environmental matters.

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●
The Compensation Committee oversees risks and rewards associated with the Company’s attraction and retention of talent, management development, executive management succession plans, and compensation philosophy and programs, including a periodic review of such compensation programs to ensure that they do not encourage excessive risk-taking.

●
The Nominating and Governance Committee oversees risks associated with company governance, director succession planning, and the structure and performance of the Board and its committees.

The Company believes that its leadership structure, discussed in detail above, supports the risk oversight function of the Board because a strong director chairs each of the various committees involved in risk oversight. Additionally, there is open communication between management and directors, and all directors are involved in the risk oversight function.

Board Compensation

The following table summarizes the cash, equity awards, and all other compensation earned by each of our non-employee directors during the year ended December 29, 2017. The compensation paid or earned by our former director and CEO, Mr. Sandford, is disclosed in the Summary Executive Compensation table below.

Name	Cash Fees Earned ($)	Stock Awards ($) (1)	Total ($)
JD Smith	32,500	8,000	40,500
John Schneller	32,500	8,000	40,500
R. Rimmy Malhotra	31,000	8,000	39,000
Steven Bathgate	27,500	8,000	35,500
John Stewart (2)	41,500	8,000	49,500
Richard Finlay (3)	28,500	8,000	36,500

(1)
This column represents the grant date fair value of shares awarded to each non-employee director in 2017 in accordance with U.S. GAAP. This amount represents shares awarded for service in 2016. The amounts were calculated using the closing price of our stock on the grant date.
(2)
Director and Chairman of the Board until January 16, 2018.
(3)
Director until January 22, 2018.

Narrative to Director Compensation Table

The Compensation Committee recommends and the Board of Directors determines the compensation for the Company’s directors, based on industry standards and the Company’s financial situation. During 2017, we paid each of our independent directors a base amount of $25,000 as an annual retainer, paid on a quarterly basis, and granted each independent director 20,000 shares of our common stock. In addition, the Chairman of the Board receives an additional $10,000 annual retainer, the Chairman of the Audit Committee receives an additional $6,500 annual retainer, and each Chairman of the Compensation Committee and the Nominating and Governance Committee receives an additional $5,000 annual retainer. Non-chairman members of the Audit committee receive an additional $3,500 annual retainer, and non-chairman members of all other committees receive an additional $2,500 annual retainer. All monetary payments are tendered quarterly in arrears and stock and options grants are awarded on an annual basis in arrears.

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Related Person Transactions Policy and Procedures

As set forth in the written charter of the Audit Committee, any related person transaction involving a Company director or executive officer must be reviewed and approved by the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related persons include any director or executive officer, certain shareholders and any of their “immediate family members” (as defined by SEC regulations). In addition, the Board of Directors determines on an annual basis which directors meet the definition of independent director under the Nasdaq Listing Rules and reviews any director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

Certain Relationships and Related Party Transactions

There were no related party transactions during 2017 or 2016.

None of our executive officers serve as a member of the Board of Directors or Compensation Committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee. None of the current members of our Compensation Committee, nor any of their family members, have ever been our employees.

From time to time, our Audit Committee will review and report to our Board of Directors on any related party transaction. In considering related party transactions, the members of our Audit Committee are guided by the Audit Committee Charter, the Company’s Standards of Ethics and Business conduct and by their fiduciary duties to our shareholders.

Indebtedness of Management and Directors

No director or executive officer or nominee for director, or any member of the immediate family of such has been indebted to the Company during the past year.

Officer and Director Legal Proceedings

There are no legal proceedings involving officers or directors of the Company.

Director Independence

Our Board of Directors affirmatively determines the independence of each director and nominee for election as a director in accordance with certain criteria, which include all elements of independence set forth in the related Securities and Exchange Commission Rules and Regulations and the Nasdaq Listing Rules. As part of the Board Committee meetings and as they feel necessary or appropriate at full Board meetings, the independent directors routinely meet in executive session without management or any non-independent directors present.

Based on these standards and information provided by our Board of Directors and officers, our Board of Directors determined that Steven Bathgate, Rimmy Malhotra, Galen Vetter, JD Smith, Steven P. Oman, Lawrence F. Hagenbuch and John Schneller, all non-employee directors or nominees, are independent and have no material relationship with the Company, except as directors and as stockholders of the Company.

In making their determinations, the Board found no transactions, relationships or arrangements which might impair the independence of the respective directors.

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Indemnification

The Company’s Bylaws address indemnification of Directors and Officers. Washington law provides that Washington corporations may include within their Articles of Incorporation provisions eliminating or limiting the personal liability of their directors and officers in shareholder actions brought to obtain damages for alleged breaches of fiduciary duties, as long as the alleged acts or omissions did not involve intentional misconduct, fraud, a knowing violation of law, or payment of dividends in violation of the Washington statutes. Washington law also allows Washington corporations to include in their Articles of Incorporation or Bylaws provisions to the effect that expenses of officers and directors incurred in defending a civil or criminal action must be paid by the corporation as they are incurred, subject to an undertaking on behalf of the officer or director that he or she will repay such expenses if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the corporation because such officer or director did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. The Company’s Articles of Incorporation provide that a director or officer is not personally liable to the Company or its shareholders for damages for any breach of fiduciary duty as a director or officer, except for liability for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distribution in violation of Washington Business Corporation Act.

Code of Ethics

In October 2015, the Board of Directors adopted the Standards of Ethics and Business Conduct. The Code of Ethics applies to all directors, officers and employees of the Company. The Code of Ethics is available on our website at www.commandonline.com and in print to any shareholder upon request to: Secretary, Command Center, Inc., 3609 S. Wadsworth, Suite 250, Lakewood, CO 80235.

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PROPOSAL 2—RATIFICATION OF SELECTION OF EKS&H LLLP AS OUR INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has selected EKS&H LLLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 28, 2018. Shareholder ratification of the selection of EKS&H LLLP as the Company’s independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of EKS&H LLLP to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

EKS&H LLLP is experienced in the field of accounting and is well qualified to act in the capacity of auditors. A representative of EKS&H LLLP will be present at the Annual Meeting to respond to appropriate questions by shareholders and will have the opportunity to make a statement if desired.

Ratification of the appointment of EKS&H LLLP requires the affirmative vote of a majority of the shares cast at the Annual Meeting in person or by proxy. That means that the number of shares voted “for” this Proposal must exceed the number of shares voted “against” the Proposal. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. A properly executed proxy marked “ABSTAIN” with respect to this Proposal will not be voted, although it will be counted for purposes of determining a quorum. Accordingly, an abstention will be treated as neither a vote “for” nor “against” this Proposal and will have no effect on the outcome of the vote. It is important that you instruct your broker or other nominee how to vote your shares by following the voting instructions. Because this Proposal is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this Proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this Proposal, your broker may cast a vote on your behalf for this Proposal. In the event ratification is not obtained, the Audit Committee and the Board will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.

On April 17, 2017, we dismissed PMB Helin Donovan LLP as our independent registered public accounting firm. Also effective April 17, 2017, we appointed EKS&H LLLP based in Denver, Colorado as our new independent registered public accounting firm. The dismissal of PMB Helin Donovan and the appointment of EKS&H was approved by our Audit Committee on April 17, 2017.

PMB Helin Donovan LLP’s reports on our consolidated financial statements as of and for the fiscal years ended December 30, 2016 and December 25, 2015 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 30, 2016 and December 25, 2015 and through April 17, 2017, we have not had any disagreement with PMB Helin Donovan LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to PMB Helin Donovan LLP’s satisfaction, would have caused PMB Helin Donovan LLP to make reference to the subject matter of the disagreement in their reports on our consolidated financial statements. In addition, during our two most recent fiscal years ended December 30, 2016 and December 25, 2015 and through April 17, 2017, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have not consulted EKS&H LLLP on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) for the fiscal years ended December 29, 2017 and December 30, 2016.

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We provided PMB Helin Donovan LLP and EKS&H LLLP each with a copy of this disclosure prior to its filing with the Securities and Exchange Commission, and requested that PMB Helin Donovan LLP and EKS&H LLLP review this disclosure for accuracy and completeness.

Principal Accountant Fees and Services. We engaged EKS&H LLLP as our independent registered public accounting firm on April 17, 2017. Prior to April 17, 2017, we engaged PMB Helin Donovan LLP as our independent registered accounting firm. The following table summarizes the fees that EKS&H and PMB Helin Donovan charged us for the listed services in fiscal years 2017 and 2016. We expect that EKS&H will serve as our auditors for fiscal year 2018.

Type of fee	Year ended December 29, 2017	Year ended December 30, 2016
Audit fees (1)	$150,799	$122,500
Audit-related fees (2)	-	-
Tax fees (3)	$50,350	$35,310
All Other fees (4)	-	-
	$201,149	$157,810

(1)
Audit fees consist of fees billed for professional services provided in connection with the audit of the Company’s consolidated financial statements and reviews of our quarterly consolidated financial statements.

(2)
Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards, and not reported under “Audit fees.”

(3)	Tax fees consist of the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. These services include preparation of federal income tax returns.
(4)	All other fees consist of fees billed for products and services other than the services reported above.

Our Audit Committee reviewed the audit and tax services rendered by EKS&H and PMB and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by our independent accountants are pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us. We do not use EKS&H or PMB for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally. We do not engage EKS&H or PMB to provide compliance outsourcing services.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATON OF EKS&H LLLP AS OUR INDEPENDENT AUDITORSFOR FISCAL YEAR 2018

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Audit Committee Report

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting and Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

●
reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended December 29, 2017;

●
met with the Company’s Chief Executive Officer, Chief Financial Officer, and the independent registered public accounting firm to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

●
discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

●
received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting and Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence as currently in effect, and discussed with the independent registered public accounting firm its independence from the Company; and

●
pre-approved all audit, audit related and other services to be provided by the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 30, 2016, for filing with the Securities and Exchange Commission.

In addition, the Audit Committee appointed EKS&H LLLP as the Company’s independent registered public accounting firm for the year ending December 28, 2018, and any interim periods, subject to the ratification of this appointment by the shareholders.

Audit Committee

Galen Vetter (Chair)
Steven Bathgate
R. Rimmy Malhotra
Steven P. Oman
JD Smith

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PROPOSAL 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing shareholders with the opportunity to cast an advisory vote on executive compensation as described below. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, shareholders are entitled to an advisory (non-binding) vote on compensation programs for our Named Executive Officers (sometimes referred to as “say-on-pay”). Accordingly, we are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers disclosed in the section entitled “Executive Compensation” below. We believe that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

As described below in the section entitled “Executive Compensation” of this proxy statement, our compensation program is designed to support our business goals and promote short- and long-term profitable growth of the Company and align compensation with the long-term interests of our shareholders.

The Board is asking shareholders to read the section entitled “Executive Compensation” of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our Named Executive Officers. The Board believes that the policies and procedures articulated in the Executive Compensation section are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this proxy statement has supported and contributed to the Company’s recent and long-term success.

The Board is asking shareholders to support this proposal based on the disclosure set forth in these sections of this proxy statement, which, among other things,

●
provides a total compensation package that is competitive with other companies in the temporary staffing industry, yet is consistent with our focus on profitability; and
●
emphasizes incentive and equity compensation for our executive team in order to promote long-term incentives to increase shareholder value and align the interests of our officers with those of our shareholders.

Approval of this proposal requires the affirmative vote of a majority of the shares cast at the meeting, in person or represented by proxy, and entitled to vote. Because the vote is advisory, it will not be binding upon the Board of Directors, and the Compensation Committee or the Board of Directors will not be required to take any action as a result of the outcome of the vote on this proposal. The Compensation Committee and the Board of Directors will carefully assess the voting results, and if those results reflect any broadly held issues or concerns, the Board of Directors will consult directly with shareholders to better understand their views.

The frequency of holding “say-on-pay” advisory votes was determined to be on a yearly basis by the decision of the shareholders during the Company’s 2013 Annual Shareholders Meeting.

Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

The Board of Directors is asking shareholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, the shareholders of Command Center, Inc. approve on an advisory basis, the compensation paid to our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure included in this Proxy Statement.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

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Executive Officers

The following table sets forth the names and ages of all executive officers of the Company as of April 1, 2018; all positions held by such persons; term of office (1) and the period during which he has served as such; and any arrangement or understanding between him and any other person(s) pursuant to which he was elected as an officer:

Name of Officer	Age	Position	Period of Service
Richard K. Coleman, Jr.	61	Chief Executive Officer, President	4/1/18 - present
Ronald L. Junck (2)	70	Executive Vice President and General Counsel	10/10/06 - present
Cory Smith	42	Chief Financial Officer	7/31/17 – present

(1)
Executive officers serve at the pleasure of the Board of Directors. Unless otherwise set forth in any executive employment agreement (as discussed below), the term of office for each executive officer is generally for a period of one year or until his or her successor is duly appointed.
(2)
On May 11, 2018, Mr. Junck informed the Company of his intention to retire as an officer and employee, effective as of May 25, 2018.

Executive Officer Biographies

Richard K. Coleman, Jr., age 61, Chief Executive Officer, President and Director. For Mr. Coleman’s biography, please refer to the section “Director Biographies and Qualifications” on p. 10.

Ronald L. Junck, age 70, has been our Executive Vice President and General Counsel since November 2006. From November 2006 until May 2017, he also served as our Secretary. From 1974 until 1998, Mr. Junck practiced law in Phoenix, Arizona, specializing in business law and commercial transactions, representing a wide variety of business organizations in their corporate and business affairs, as well as in court. He has lectured extensively at colleges and universities on various aspects of business law. From 1998 through 2001, Mr. Junck served as Executive Vice President and General Counsel of Labor Ready, Inc., and for several years served as a director of that company. In 2001, Mr. Junck returned to the private practice of law. Mr. Junck served as a member of our Board of Directors from November 2005 until November 2007. Mr. Junck received a Bachelor of Science in Mechanical Engineering from the University of Illinois in 1971 and a Juris Doctorate from Valparaiso University in 1974. He is admitted to practice before all of the state and federal courts in the State of Arizona, the United States Court of Appeals for the Ninth Circuit and the U.S. Court of Federal Claims.

Cory Smith, age 42, was appointed as our Chief Financial Officer on July 31, 2017. Mr. Smith was previously employed by the Company from 2010 through 2015 and served as the Controller during the final 2 years of his tenure. Between 2015 and 2017, he was employed by WorldWide Staffing, where he served as the Controller and Vice President of Finance. Prior to 2010, Mr. Smith worked as a Certified Public Accountant for several years, primarily performing attestation work. Mr. Smith received his Bachelor of Science in Business Administration from Lewis-Clark State College.

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EXECUTIVE COMPENSATION

Named Executive Officers

In accordance with the rules and regulations of the Securities and Exchange Commission for smaller reporting companies, we determined that the following officers were our Named Executive Officers, or NEOs, for fiscal year 2017:

●
Frederick J. Sandford, Chief Executive Officer (through March 31, 2018);

●
Cory Smith, Chief Financial Officer (since July 22, 2017);

●
Ronald L. Junck, Executive Vice President and General Counsel; and

●
Colette Pieper, former Chief Financial Officer (through July 31, 2017).

Overview of Compensation Program

We compete with many other temporary staffing companies in seeking to attract and retain a skilled work force. Our compensation philosophy is to offer our employees, including our executive officers, compensation that is competitive and that meets our goals of attracting, retaining and motivating highly skilled employees, but that is also consistent with our financial goals of cost containment and long-term profitability. Utilizing this philosophy, our executive compensation policies are designed to:

●
provide a total compensation package that is competitive with other companies in the temporary staffing industry, yet is consistent with our focus on profitability; and

●
emphasize incentive and equity compensation for our executive team in order to promote long-term incentives to increase shareholder value and align the interests of our officers with those of our shareholders.

General Philosophy and Objectives

In general, our objectives in structuring compensation programs for our NEOs is to attract, retain, incentivize, and reward talented executives who can contribute to our growth and success and thereby build value for our shareholders over the long term. In the past, we have focused on cash compensation in the form of base salary as the primary element of our compensation program for NEOs.

In 2008, the Board appointed the Compensation Committee and adopted the Compensation Committee Charter. Subsequently, our Compensation Committee has reviewed and approved all of our executive compensation packages and determined the appropriate level of each compensation component for each NEO based upon available compensation data. Our Compensation Committee has also relied on its members’ business judgment and collective experience in our industry. Although it did not benchmark our executive compensation program and practices, our Compensation Committee believes that our executive compensation levels have historically been at or below compensation levels for comparable executives in other companies of similar size and stage of development in similar industries and locations.

Past Say-on-Pay Vote

The Compensation Committee considered the fact that a majority of the votes approved FOR the Say-on-Pay proposal at the 2016 Annual Meeting. Given the shareholders’ (non-binding) approval of the Say-on-Pay Vote in 2016, the Compensation Committee determined to continue to apply the same general approach with respect to compensation policies and decisions for fiscal year 2016, with modifications as deemed necessary by the Committee to further the Company’s overall compensation philosophy.

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The Compensation Committee will continue to consider the results of the annual Say-on-Pay votes in their future compensation policies and decisions. A more detailed analysis of our executive compensation decisions and policies in 2017 and 2016 is set forth below.

Summary Compensation Table

The following table provides a summary of information about compensation paid or accrued by us during the fiscal years ended December 29, 2017, and December 30, 2016 for our 2017 NEOs, determined in accordance with SEC rules.  Columns required by SEC rules are omitted where there is no amount to report.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Frederick J. Sandford, Former President, Chief Executive Officer and Director (1)	2017	275,000	-	62,251	258 (7)	337,509
	2016	275,000	85,000 (5)	-	258 (7)	360,258
Cory Smith, Chief Financial Officer (2)	2017	63,462	-	12,450	15,653 (8)	91,564
Ronald L. Junck, EVP, General Counsel (3)	2017	206,538	-	75,391	229 (6)	282,158
	2016	185,000	35,000 (5)	-	228 (6)	220,228
Colette Pieper, former Chief Financial Officer (4)	2017	146,617	20,000 (6)	-	100,231 (9)	266,848
	2016	60,481	-	-	54,830 (10)	115,311

(1)
Mr. Sandford served as our Chief Executive Officer and President through March 31, 2018.
(2)
Mr. Smith was appointed Chief Financial Officer on July 22, 2017.
(3)
On May 11, 2018, Mr. Junck informed the Company of his intention to retire as an officer and employee, effective as of May 25, 2018.
(4)
Our former Chief Financial Officer, Ms. Pieper, was appointed on September 2, 2016. Ms. Pieper’s tenure as an officer and employee expired on September 1, 2017.
(5)
Bonus payments were awarded based on the successful relocation of the corporate office from Coeur d'Alene, Idaho to Lakewood, Colorado.
(6)
Bonus payment was awarded based on parameters in Ms. Pieper’s employment contract.
(7)
Includes payments for company sponsored life insurance.
(8)
Mr. Smith’s other compensation is for reimbursable relocation expenses.
(9)
Ms. Pieper’s 2017 other compensation includes a $100,000 severance payment pursuant to the severance agreement dated July 20, 2017.
(10)
Ms. Pieper’s 2016 other compensation is for reimbursable relocation expenses.

Narrative to Summary Compensation Table

Elements of Our Compensation Program

The three primary components of our executive compensation program are: (i) base salary, (ii) incentive compensation in the form of cash bonuses, and (iii) equity-based compensation.

Base Salary: The compensation of our NEOs includes a base salary. Base salaries for our executives are established based on the scope of their responsibilities and individual experience. Subject to any applicable employment agreements, base salaries will be reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

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Equity and Other Compensation: We offer between $20,000 and $100,000 of Company paid life insurance to most employees, including officers depending on position within the Company. With the approval of the 2016 Stock Incentive Plan in November 2016, stock option and share grants are now awarded pursuant to the 2016 plan.

Perquisites and Other Personal Benefits: From a philosophical standpoint, we do not provide NEOs with perquisites and personal benefits that are not available to all employees. We make available standard health benefits packages including medical, dental, and vision coverage, for the same premium contributions as offered to all full-time employees of the Company. We believe that the compensation potential available from its three main components of compensation detailed herein are sufficiently attractive that the reliance on other forms of exclusive perquisites and benefits are not necessary to enable the Company to attract and retain superior employees for key positions.

Annual Bonus: NEO compensation may include annual bonuses based on satisfactory achievement of performance objectives established by the Compensation Committee prior to or at the beginning of each fiscal year. The Compensation Committee’s objectives for 2016 were based on positive cash flow for the Company. The executive bonus pool for 2016 was calculated by taking EBITDA above $5.0 million, multiplied by 35%. This pool is then distributed to the executive officers based upon their position.  In 2016 we did not achieve the required EBITDA level and no executive bonuses were awarded, however bonuses of $85,000 and $35,000 were paid to Mr. Sandford and Mr. Junck, respectively, for their roles in the successful relocation of the corporate office from Coeur d’Alene, Idaho to the Denver area.

For 2017, our Compensation Committee adopted the 2017 Executive Bonus Plan on September 5, 2017 with input from management. This plan sets out four goals and incentives for management upon achievement of which management will be awarded cash or equity. These goals represent our business focus for the 2017 fiscal year and we strive to align our business focus with the interests of our shareholders. The details of the 2017 Executive Bonus Plan are described in more detail below.

Summary of the 2017 Executive Bonus Program: Pursuant to the 2017 Executive Bonus Plan a bonus pool was created for fiscal year 2017. Each of the four goal achievements will contribute to the bonus pool. The bonus pool was to be distributed among our management as follows:

a) Chief Executive Officer, Frederick Sandford:	50%
b) Executive Vice President and General Counsel, Ron Junck	25%
c) Chief Financial Officer, Cory Smith:	10%
d) Associate General Counsel and Secretary, Brendan Simaytis:	15%

The first goal under the 2017 Executive Bonus Plan incentivizes improving our cash flow based on improving our EBITDA from an established baseline set by the bonus plan. For any amount in excess of the EBITDA baseline, 10% in cash will accrue to the bonus pool to be divided among management. The second goal involves improving our accounts receivable collections from an established baseline number of days of sales outstanding set by the bonus plan. Each day of sales outstanding below the baseline will generate $20,000 for the bonus pool to be divided among management. The third goal seeks to improve our investor relations, such as filing quarterly and annual reports timely, meeting with investors, and publishing an annual letter to shareholders. The bonus plan sets forth certain criteria which, if all are accomplished, will generate $60,000 for the bonus pool. Last, $50,000 will be added to the bonus pool if management secures a $10 million or greater credit facility. The Board reserves discretion for any awards in connection with the 2017 Executive Bonus Plan. On April 13, 2018, the Executive Committee, acting on authority granted by the Board of Directors, awarded bonuses under the 2017 Executive Bonus Plan in the amount of $59,407 to Ronald L. Junck and $23,763 to Cory Smith. No additional bonus was paid to Mr. Sandford beyond his severance agreement.

On September 22, 2017, our Compensation Committee awarded stock options for 16,667 shares of our common stock, $0.001 par value, to Ronald Junck, Executive Vice President and General Counsel. The option exercise price is $4.80 per share. The options vest in four equal tranches with the first one-fourth vested on the grant date, or September 22, 2017, the second one-fourth vesting on the first anniversary of the grant date, or September 22, 2018, the third one-fourth vesting on the second anniversary of the grant date, or September 22, 2019, and the remaining one-fourth vesting on the third anniversary of the grant date, or September 22, 2020. The options expire on September 22, 2027.

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On September 29, 2017, in connection with the 2017 Executive Bonus Plan, our Compensation Committee awarded stock options for our common stock, $0.001 par value, to the executive officers as follows:

a) Chief Executive Officer, Frederick Sandford:	20,834 stock options
b) Executive Vice President and General Counsel, Ronald Junck	10,417 stock options
c) Chief Financial Officer, Cory Smith	4,167 stock options

The option exercise price is $5.40 per share. The options vest in four equal tranches with the first one-fourth vested on the grant date, or September 29, 2017, the second one-fourth vesting on the first anniversary of the grant date, or September 29, 2018, the third one-fourth vesting on the second anniversary of the grant date, or September 29, 2019, and the remaining one-fourth vesting on the third anniversary of the grant date, or September 29, 2020. The options expire on September 29, 2027.

In connection with the termination of Mr. Sandford’s employment on March 31, 2018, we entered into a severance agreement pursuant to which we agreed to pay an amount of approximately $398,000 or equal to 105% of the value of Mr. Sandford’s unexercised options whether vested or not. Such unexercised options were terminated and cancelled as a result.

2018 Bonus Opportunities for the Chief Executive Officer: Effective April 1, 2018, we entered into an employment agreement with our new Chief Executive Officer, Richard K. Coleman, Jr. Pursuant to the employment agreement, Mr. Coleman is eligible for a performance bonus of up to $100,000 as follows: $50,000 for completion of our annual meeting of stockholders in 2018, $25,000 for uplisting our common stock on Nasdaq, $10,000 upon filing of our annual report for fiscal year 2017 within the regular or extended filing period, $10,000 for proactive shareholder outreach to our top 15 shareholders within the first six months of his employment, and $5,000 for completing a shareholder letter within the first six months of his employment. Further, Mr. Coleman is eligible for a performance bonus in the event of a sale of Command Center in the amount of the greater of $200,000 or one-half percent of the amount paid for the equity of our Company at the closing of a sale transaction. Mr. Coleman is also eligible for a performance bonus relating to Command Center’s earnings shared by the entire executive team of in an amount of 15% of our 2018 adjusted EBITDA exceeding $3 million. Of the total team bonus amount determined by the Compensation Committee, Mr. Coleman will receive a share of 50%. The sale performance bonus will be offset by any bonus payment relating to the adjusted EBITDA.

On April 1, 2018, Mr. Coleman also received 100,000 incentive stock options to purchase up to 100,000 shares of common stock pursuant to our equity incentive plan. The option exercise price is $5.70. Of the 100,000 options awarded, 25,000 options vested immediately on the grant date and the remainder of the options will vest monthly over three years following the grant date. The options expire on March 31, 2028, or sooner pursuant to the terms of our equity incentive plan.

In addition, employment agreements with our executive officers may in the future provide for certain retirement benefits and potential payments upon termination of employment for a variety of reasons, including a change in control of our Company.

Summary of Executive Employment Agreements

On October 13, 2015, we entered into an executive employment agreement with Frederick Sandford.  Pursuant to the terms of the employment agreement that ended with his resignation on March 31, 2018, Mr. Sandford was entitled to the following: (i) a base salary of $275,000, with an annual bonus opportunity under the terms and conditions of the Executive Bonus Plan, without guarantee of any annual bonus amount; (ii) if there was a change in control (as defined in the agreement), Mr. Sandford would have continued to receive his base salary and annual bonus for 24 months after termination, together with vesting of all options granted; (iii) in the event of termination without cause (as defined in the agreement), Mr. Sandford would have continued to receive his base salary for the longer of 18 months following termination or the remainder of the then current term of the agreement; (iv) noncompetition and confidentiality provisions were applicable under the agreement; and (v) the effective date of the agreement was July 1, 2015, and the term was specified to be three years after the effective date unless sooner terminated. On March 28, 2018, we entered into a severance agreement with our Chief Executive Officer Frederick (Bubba) Sandford. Previously, Mr. Sandford had tendered his notice of termination of his employment effective April 1, 2018. Pursuant to the severance agreement, we mutually agreed to terminate Mr. Sandford’s employment as of March 31, 2018, 11:59 p.m. In addition, Mr. Sandford agreed to resign as a member of our Board of Directors and from all other positions with Command Center, also effective at 11:59 p.m. on March 31, 2018. In return, we agreed to pay Mr. Sandford $275,000 severance, an amount equal to 105% of the value of Mr. Sandford’s unexercised options whether vested or not, and $25,000 to cover his legal fees. All unexercised options were terminated and cancelled as a result. The severance agreement contains customary mutual releases of claims and non-disparagement provisions.

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On July 22, 2017, we entered into an executive employment agreement with Cory Smith.  The key terms of the agreement are as follows: (i) A base salary of $150,000, with an annual bonus opportunity under the terms and conditions of the Executive Bonus Plan. There is no guarantee of any annual bonus. (ii) We will pay certain relocation expenses, travel and expense reimbursement, professional membership expenses, education expenses, and vacation. (iii) If there is a change in control (as defined in the agreement), Mr. Smith will continue to receive his base salary for the longer of: 6 months following termination or the remainder of the then current agreement. In the event of termination without cause (as defined in the agreement), he would continue to receive his base salary for the remainder of the then current agreement. (iv) Non-competition and confidentiality provisions are applicable under the agreement. (v) The effective date of the agreement is July 22, 2017, and continues for one year unless sooner terminated. Automatic extensions apply in certain events.

There are no present or anticipated executive employment agreements with Ronald Junck, Executive Vice President and General Counsel. Ronald Junck receives a base salary of $225,000 per year, effective July 18, 2017, plus performance-based compensation as set by the Board. Prior to July 18, 2017, Mr. Junck’s base salary was $185,000 annually, plus bonus opportunity. On May 11, 2018, Mr. Junck provided notice of his resignation, which is to be effective May 25, 2018.

Pursuant to the executive employment agreement with our former Chief Financial Officer, Colette Pieper, that ended with her resignation on July 31, 2017, Mrs. Pieper was entitled to base salary of $200,000, with an annual bonus opportunity under the terms and conditions of the Executive Bonus Plan. There was no guarantee of any annual bonus. On July 20, 2017, we entered into a severance agreement with Ms. Pieper. Pursuant to the severance agreement, we agreed to pay Ms. Pieper her base salary through the end of her previously entered executive employment agreement, or September 1, 2017, and paid her an additional severance payment in the amount of $100,000. In return, Ms. Pieper resigned from her position as Chief Financial Officer, and released Command Center of all claims she may have against Command Center. The severance agreement includes confidentiality and non-disparagement provisions.

Effective April 1, 2018, we entered into an employment agreement with Mr. Coleman. The employment agreement terminates March 31, 2019, unless terminated earlier. Mr. Coleman will receive an annual base salary of $325,000. He is eligible for a performance bonus of up to $100,000 as follows: $50,000 for completion of our annual meeting of stockholders in 2018, $25,000 for uplisting our common stock on Nasdaq, $10,000 upon filing of our annual report for fiscal year 2017 within the regular or extended filing period, $10,000 for proactive shareholder outreach to our top 15 shareholders within the first six months of his employment, and $5,000 for completing a shareholder letter within the first six months of his employment. Further, Mr. Coleman is eligible for a performance bonus in the event of a sale of Command Center in the amount of the greater of $200,000 or one-half percent of the amount paid for the equity of our Company at the closing of a sale transaction. Mr. Coleman is also eligible for a performance bonus relating to Command Center’s earnings shared by the entire executive team of in an amount of 15% of our 2018 adjusted EBITDA exceeding $3 million. Of the total team bonus amount determined by the Compensation Committee, Mr. Coleman will receive a share of 50%. The sale performance bonus will be offset by any bonus payment relating to the adjusted EBITDA.

On April 1, 2018, Mr. Coleman received 100,000 incentive stock options to purchase up to 100,000 shares of common stock pursuant to our equity incentive plan. The exercise price of the options was calculated using the fair market value of the common stock at the close of the market on the grant date. Of the 100,000 options awarded, 25,000 options vested immediately on the grant date and the remainder of the options will vest monthly over three years following the grant date. The options expire on the tenth anniversary of the grant date or sooner pursuant to the terms of our equity incentive plan.

We can terminate the employment agreement at any time for cause or without cause subject to 60 days’ notice. If the employment is terminated for cause or due to death or disability, we will pay to Mr. Coleman or his estate any unpaid base salary, accrued and unpaid performance bonuses, reimbursable expenses, and continue health care benefits at his expense, and in case of death or disability, the benefits provided by any applicable plan. Any unvested option and other equity awards will be forfeited, and vested equity awards will remain exercisable for 12 months. If the employment is terminated without cause, we will pay Mr. Coleman any unpaid base salary, accrued and unpaid performance bonuses, reimbursable expenses, health care benefits at his expense, as well as the greater of unpaid base salary remaining in the employment term or 60 days, full performance bonus for a sale of Command Center if such sale occurs during the employment term or within six months thereafter, and a pro-rated performance bonus related to adjusted EBITDA. Additionally, all unvested options and equity awards will vest and remain exercisable for 12 months. If the employment terminates due to non-renewal of his agreement, we will pay Mr. Coleman any unpaid base salary, accrued and unpaid performance bonuses, reimbursable expenses, health care benefits at his expense, a full performance bonus for a sale of Command Center if such sale occurs during the employment term or within six months thereafter, and a pro-rated performance bonus related to adjusted EBITDA. Any unvested options and other equity awards will be forfeited, and vested equity awards will remain exercisable for 12 months.

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Potential Payments upon Termination

The following tables were prepared as though each of Messrs. Sandford and Smith had been terminated on December 29, 2017, the last day of our last completed fiscal year, without cause, as that term is defined in the agreements with our Company. Mr. Junck does not have an employment agreement and is not eligible to receive termination payments. Ms. Pieper left as our Chief Financial Officer on July 31, 2017. Mr. Sandford’s employment as our Chief Executive Officer ended on March 31, 2018. More information about the payment of benefits, including duration, is also contained in the discussion regarding the executive employment agreements above. All such payments and benefits would be provided by our Company. The assumptions and valuations are noted in the footnotes.

Frederick Sandford, President and Chief Executive Officer	Involuntary termination without cause (2)	Termination for change in control (3)	Death (4)	Disability (4)
Base Salary	$412,500	$550,000	$137,500	$137,500
Bonus (1)	-	550,000	-	-
Total	$412,500	$1,100,000	$137,500	$137,500

(1)
For purposes of this table, the annual bonus amount is assumed to be equal to 100% of base salary.
(2)
Includes base salary for 18 months.
(3)
Includes base salary and bonus for 24 months.
(4)
Includes base salary for six months.

Cory Smith, Chief Financial Officer	Involuntary termination without cause (2)	Termination for change in control (3)	Death (4)	Disability (4)
Base Salary	$75,000	$75,000	$75,000	$75,000
Bonus (1)	-	137,500	-	-
Total	$75,000	$212,500	$75,000	$75,000

(1)
For purposes of this table, amount is equal to 25% of the President and CEO’s bonus stated above.
(2)
Includes base salary for 6 months.
(3)
Includes base salary and bonus for 6 months.
(4)
Includes base salary for 6 months.

Payments Made Upon Any Termination: Regardless of the manner in which an NEO’s employment terminates, the executive is entitled to receive amounts earned during his term of employment. Such amounts include: earned but unpaid salary through the date of termination; non-equity incentive compensation earned and payable prior to the date of termination; option grants received which have already vested and are exercisable prior to the date of termination (subject to the terms of the applicable option agreements) and unused vacation pay.

Payments Made Upon Involuntary Termination Without Cause: In the case of Mr. Sandford, he would continue to receive his base salary for the remainder of the then-current term or 18 months, whichever is longer. In the case of Mr. Smith, he will continue to receive his base salary for six months from termination or the remainder of the then current term, whichever is longer.

Payments Made Upon a Change in Control: Mr. Sandford’s and Mr. Smith’s employment agreements contain change in control provisions. The benefits, in addition to the items listed under the heading “Payments Made Upon Any Termination” above include the vesting of all outstanding stock options.

In the case of Mr. Sandford, he would continue to receive his base salary and bonus for 24 months. In the case of Mr. Smith, he will continue to receive his base salary and bonus for six months.

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Payments Made Upon Death or Permanent Disability: In the event of the death or permanent disability of an NEO, the executive or personal representative or estate, as applicable, would receive, in addition to the items listed under the heading “Payments Made Upon Any Termination” above the vesting of all outstanding stock options.

Mr. Sandford and Mr. Smith, or their personal representatives or estates, as applicable, would continue to receive the executive's base salary during the six-month period following the date of termination.

Retirement Benefits

We do not have any qualified or non-qualified defined benefit plans.

Non-qualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of options outstanding on December 29, 2017, the last day of our last completed fiscal year, to each of the NEOs named in the Summary Compensation Table. As previously disclosed, Mr. Sandford’s options have been subsequently retired.

Name	Grant date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date
Frederick Sandford	2/22/2013	125,000	-	$2.40	2/21/2023
	10/31/2014	18,750	6,250 (1)	8.04	10/31/2021
	9/29/2017	5,208	15,625 (2)	5.40	9/28/2027
Ron Junck	9/22/2017	4,167	12,499 (3)	4.80	9/21/2027
	9/29/2017	2,604	7,812 (2)	5.40	9/28/2027
Cory Smith	9/29/2017	1,042	3,124 (2)	5.40	9/28/2027

(1)
The stock options vest in four equal tranches on each anniversary of the grant date, beginning on October 31, 2015, and becoming fully vested on October 31, 2018.
(2)
The stock options vest in four equal tranches, with the first one-fourth vested on the grant date, or September 29, 2017, the second one-fourth vesting on September 29, 2018, the third one-fourth vesting on September 29, 2019, and the remainder vesting on September 29, 2020.
(3)
The stock options vest in four equal tranches with the first one-fourth vested on the grant date, or September 22, 2017, the second one-fourth vesting on September 22, 2018, the third one-fourth vesting on September 22, 2019, and the remainder vesting on September 22, 2020.

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OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any additional matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the persons named as proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables summarize, to our knowledge, (a) the ownership of any non-management person known to us to own more than five percent of any class of our voting common stock, and (b) the number and percentage of our shares of common stock held by each director, each of the named executive officers and directors and officers as a group. Percentages of ownership have been calculated based upon 4,971,211 shares of common stock issued and outstanding as of May 7, 2018.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Security Ownership of Non-Management Owners

Name and Address of Beneficial Owner	Title of Class	Amount of Beneficial Ownership (1)	Percent of Class
Jerry Smith (2)	Common Stock	479,725	9.6%
Merle Rydesky (3)	Common Stock	602,917	12.1%

(1)
Beneficial ownership is calculated in accordance with Rule 13-d-3(d)(1) of the Exchange Act, and includes shares held outright, shares held by entity(s) controlled by NEOs and/or Directors, and shares issuable upon exercise of options or warrants which are exercisable on or within 60 days of May 7, 2018.

(2)
The number of shares comprising Mr. Smith’s beneficial ownership is based upon the written representations of his legal counsel. Mr. Smith’s address is: 10632 N. Scottsdale Road, Suite 208, Scottsdale, Arizona 85254.

(3)
The number of shares comprising Dr. Rydesky’s beneficial ownership is based upon the Schedules 13D filed by Merle Rydesky and Barbara Rydesky on February 11, 2015 and the verbal representations of Dr. Rydesky. Dr. Rydesky’s address is: 3238 Pine Lake Road, Orchard Lake, Michigan 48234.

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Security Ownership of Management

		Amount of Beneficial Ownership			Percentage of Shares Beneficially
Name of Beneficial Owner (1) (2)	Nature of Beneficial Ownership	Shares Owned	Shares – Rights to Acquire	Total	Owned
Richard K. Coleman, Jr.	Chief Executive Officer and Director	0	31,426	31,426	*%
Ronald Junck (3)	EVP and General Counsel	121,685	6,770	128,455	2.6%
Cory Smith	Chief Financial Officer	1,250	1,041	2,291	*%
Steven P. Oman	Director	0	0	0	*%
JD Smith	Chairperson	19,666	12,083	31,749	*%
R. Rimmy Malhotra (4)	Director	117,410	0	117,410	2.4%
Galen Vetter	Director	0	0	0	*%
Lawrence F. Hagenbuch	Director	0	0	0	*%
Steven Bathgate (5)	Director	97,474	0	97,474	2.0%
John Schneller	Director	23,750	3,333	27,083	*%
All Officers and Directors as a Group		381,235	54,653	435,888	8.8%

* Indicates ownership of less than 1.0%.

(1)	The address of the NEOs and Directors is: care of Command Center, Inc., 3609 S Wadsworth Blvd, Suite 250, Lakewood, CO 80235.

(2)
Beneficial ownership is calculated in accordance with Rule 13-d-3(d)(1) of the Exchange Act, and includes shares held outright, shares held by entity(s) controlled by NEOs and/or Directors, and shares issuable upon exercise of options or warrants which are exercisable on or within 60 days of May 7, 2018.

(3)	Includes 112,762 shares held directly and 8,923 shares held indirectly through Inland Empire TSS, LLC. Mr. Junck is a co-owner of Inland Empire.

(4)
Includes 1,666 shares held outright and 115,744 shares held indirectly through the Nicoya Fund. The shares held by the Nicoya fund are directly owned by the Nicoya Fund LLC, a Delaware limited liability company. Mr. Malhotra is the managing member and a co-owner of Nicoya Capital LLC, which is the managing member and owner of the Nicoya Fund.

(5)	Includes 14,558 shares held outright and 82,915 shares held indirectly, including 66,666 by Mr. Bathgate’s spouse, 7,916 by the Bathgate Family Partnership and 8,333 by Viva Co., LLC.

As of May 7, 2018, there are no arrangements among our beneficial owners, known to management, which may result in a change of control of our Company.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our officers, directors, and beneficial owners of more than 10% any of our equity securities to timely file certain reports regarding ownership of and transactions in our securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to us. Section 16(a) compliance was required during the fiscal year ended December 30, 2016. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to us pursuant to Rule 16a-3(e) under the Exchange Act during 2016, we believe that, during 2017, the filing requirements under Section 16(a) of the Exchange Act were satisfied except one Form 3 was filed late by 21 days for one transaction by Mr. Cory Smith.

SHAREHOLDER PROPOSALS, HOUSEHOLDING AND OTHER MATTERS

Shareholder Proposals

There are no shareholder proposals for this Annual Meeting. The Company’s next annual meeting is expected to be held in June of 2019. A shareholder who desires to have a qualified proposal considered for inclusion in the proxy statement for that meeting must notify the Secretary of the terms and content of the proposal in the manner and by the time required by the Company’s Bylaws at 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235, Attention: Corporate Secretary. The stockholder proponent, or a representative who is qualified under state law, must appear in person at the next annual meeting of stockholders to present the proposal. The Company’s Bylaws outline the procedures including notice provisions, for shareholder nomination of directors and other shareholder business to be brought before shareholders at the Annual Meeting. A copy of the pertinent Bylaw provisions is available upon written request to 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235, Attention: Corporate Secretary.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for us. Under this procedure, multiple shareholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of the notice of availability of proxy materials, which will typically be mailed in May of each year, by notifying us in writing at: 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235, Attention: Corporate Secretary, or by contacting us at (866) 464-5844. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (866) 464-5844, and we will undertake to deliver such additional copies promptly. If you share an address with another shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

Form 10-K

Our 2017 Annual Report on Form 10-K is available at www.proxyvote.com. Any shareholder of record may obtain a copy of the 2017 Annual Report on Form 10-K for the fiscal year ended December 29, 2017, this Proxy Statement and Notice of Annual Meeting without cost, upon written request to the Secretary of the Company at 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235, Attention: Corporate Secretary, or by contacting us at (866) 464-5844. Additionally, the Securities and Exchange Commission maintains a website that contains reports and other information at the following address http://www.sec.gov, as well as links from the Company’s website at www.commandonline.com. Upon request by any shareholder to the Company Secretary at the address listed above, we will furnish a copy of any or all exhibits to the Form 10-K for 2017.

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FORWARD LOOKING STATEMENTS

This proxy statement includes statements of judgment and forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and projections about our industry, our business, compensation, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," or similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected performance and compensation. Actual results could differ significantly from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, the risk factors discussed in our Form 10-K for the year ended December 29, 2017. We assume no obligation to update the forward-looking statements.

Whether or not you intend to be present at the Annual Meeting, we urge you to vote your shares promptly.

By Order of the Board of Directors,

/s/  Brendan Simaytis
Brendan Simaytis, Secretary

May 24, 2018

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THANK YOU
Thank you for being a shareowner of Command Center, Inc.

Learn more at www.commandonline.com

APPENDIX A

PROXY CARD

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 07/04/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 07/04/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For All ☐ | Withhold All ☐ | For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 Steven Bathgate 02 Richard K. Coleman, Jr. 03 Lawrence F. Hagenbuch 04 R. Rimmy Malhotra 05 Steven P. Oman
06 JD Smith 07 Galen Vetter

0000000000 02

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3.

	For	Against	Abstain
2. Ratification of the Appointment of Independent Registered Accounting Firm.	☐	☐	☐
3. Advisory Approval of Executive Compensation.	☐	☐	☐

NOTE: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

0000383429_1 R1.0.1.17

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
COMMAND CENTER, INC.

The undersigned appoints Cory Smith and Brendan Simaytis, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of COMMAND CENTER, INC. held of record by the undersigned at the close of business on May 7, 2018 at the Annual Meeting of Stockholders of COMMAND CENTER, INC. to be held on July 5, 2018, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)

0000383429_2 R1.0.1.17